Exhibit 99.2

TSYS Announces Second Quarter 2006 Earnings
Page 4 of 9
TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)
	Three months ended			Six Months Ended
	June 30,			June 30,
			Percentage			Percentage
	2006	2005	Change	2006	2005	Change
Revenues
Electronic payment processing services	$232,301	217,048	7.0%	$453,362	421,805	7.5%
Merchant services	65,820	68,696	(4.2)	129,769	95,801	35.5
Other services	44,670	45,324	(1.4)	89,212	93,838	(4.9)
Revenues before reimbursables	342,791	331,068	3.5	672,343	611,444	10.0
Reimbursable items	86,374	79,175	9.1	169,112	148,783	13.7
Total revenues	429,165	410,243	4.6	841,455	760,227	10.7

Expenses
Employment expenses*	120,433	115,974	3.8	241,763	212,952	13.5
Net occupancy & equipment expenses	75,703	69,568	8.8	151,053	135,637	11.4
Other operating expense*	61,924	69,180	(10.5)	122,939	120,203	2.3
Expenses before reimbursables	258,060	254,722	1.3	515,755	468,792	10.0
Reimbursable items	86,374	79,175	9.1	169,112	148,783	13.7
Total operating expenses	344,434	333,897	3.2	684,867	617,575	10.9

Operating Income	84,731	76,346	11.0	156,588	142,652	9.8

Other Income:
Interest income	3,425	1,078	nm	5,933	2,297	158.3
Interest expense	(85)	(105)	(19.0)	(129)	(175)	(26.3)
Loss on foreign currency translation, net	(363)	(494)	(26.5)	(87)	(827)	(89.5)
Other Income	2,977	479	nm	5,717	1,295	nm

Income before Income Taxes, Minority Interest
and Equity in Income of Equity Investments	87,708	76,825	14.2	162,305	143,947	12.8
Income Taxes	31,148	26,729	16.5	56,113	51,409	9.2
Minority Interest	(173)	(43)	nm	(264)	(112)	135.7
Equity in Income of Equity Investments	1,019	590	72.7	1,871	4,340	(56.9)

Net Income	$57,406	50,643	13.4%	$107,799	96,766	11.4%
Basic Earnings Per Share	$0.29	0.26	13.3%	$0.55	0.49	11.4%
Diluted Earnings Per Share	$0.29	0.26	13.3%	$0.55	0.49	11.4%
Dividend Declared Per Share	$0.07	0.06		$0.13	0.10
Average Common Shares Outstanding	197,093	197,078		197,089	197,050
Average Common and Common
Equivalent Shares Outstanding	197,330	197,295		197,334	197,265

nm = not meaningful

*Certain items have been reclassified for the prior periods to conform with the presentation adopted in the second quarter of 2006.
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TSYS Announces Second Quarter 2006 Earnings

TSYS
Segment Breakdown
(Unaudited)
(In thousands)
	Three Months Ended June 30, 2006				Three Months Ended June 30, 2005
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenues before reimbursables	$253,313	34,145	60,144	347,602	241,118	30,480	63,313	334,911
Intersegment revenues	(4,778)	-	(33)	(4,811)	(3,812)	-	(31)	(3,843)
Revenues before reimbursables
from external customers	$248,535	34,145	60,111	342,791	237,306	30,480	63,282	331,068
Total revenues	$325,105	40,326	70,736	436,167	306,835	35,128	74,552	416,515
Intersegment revenues	(6,969)	-	(33)	(7,002)	(6,241)	-	(31)	(6,272)
Revenues from external customers	$318,136	40,326	70,703	429,165	300,594	35,128	74,521	410,243
Depreciation and amortization	$31,692	4,795	6,499	42,986	28,203	4,248	4,325	36,776
Intersegment expenses	$6,591	(5,536)	(8,046)	(6,991)	10,709	(9,383)	(7,605)	(6,279)
Segment operating income	$66,780	3,204	14,747	84,731	63,417	(835)	13,764	76,346
Income before income taxes, minority interest
and equity income of equity investments	70,001	2,389	15,318	87,708	64,528	(1,630)	13,927	76,825
Income tax expense	$23,443	1,926	5,779	31,148	21,897	(572)	5,404	26,729
Equity in income of equity investments	$-	1,019	-	1,019	-	590	-	590
Net Income	$46,712	1,155	9,539	57,406	42,430	(336)	8,549	50,643
Identifiable assets	1,361,896	188,752	238,180	1,788,828
Intersegment eliminations	(341,199)	-	(182)	(341,381)
Total assets	1,020,697	188,752	237,998	1,447,447

	Six Months Ended June 30, 2006				Six Months Ended June 30, 2005
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International based support services	Merchant processing services	Consolidated

Revenues before reimbursables	$497,756	64,858	119,006	681,620	471,131	61,328	84,111	616,570
Intersegment revenues	(9,212)	-	(65)	(9,277)	(5,095)	-	(31)	(5,126)
Revenues before reimbursables
from external customers	$488,544	64,858	118,941	672,343	466,036	61,328	84,080	611,444
Total revenues	$637,935	76,572	141,068	855,575	597,852	71,743	98,887	768,482
Intersegment revenues	(14,055)	-	(65)	(14,120)	(8,224)	-	(31)	(8,255)
Revenues from external customers	$623,880	76,572	141,003	841,455	589,628	71,743	98,856	760,227
Depreciation and amortization	$63,603	8,773	13,772	86,148	55,143	8,016	5,803	68,962
Intersegment expenses	$15,282	(13,111)	(16,265)	(14,094)	19,234	(17,538)	(9,958)	(8,262)
Segment operating income	$127,745	4,083	24,760	156,588	123,909	2,006	16,737	142,652
Income before income taxes, minority interest
and equity income of equity investments	133,481	3,116	25,708	162,305	126,125	862	16,960	143,947
Income tax expense	$43,914	2,493	9,706	56,113	42,628	1,067	7,714	51,409
Equity in income of equity investments	$-	1,871	-	1,871	-	1,099	3,241	4,340
Net Income	$89,531	2,266	16,002	107,799	82,831	1,419	12,516	96,766

Note:

Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include TSYS Acquiring Solutions merchant processing and related services.

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TSYS Announces Second Quarter 2006 Earnings

TSYS
Balance Sheet
(Unaudited)
(In thousands)
	June 30, 2006	Dec 31, 2005
Assets
Current assets:
Cash and cash equivalents	$295,483	237,569
Restricted cash	37,326	29,688
Accounts receivable, net	189,808	184,532
Deferred income tax assets	20,597	15,264
Prepaid expenses and other current assets	47,452	45,236
Total current assets	590,666	512,289
Computer software, net	241,449	267,988
Property and equipment, net	264,897	267,979
Contract acquisition costs, net	165,346	163,861
Goodwill, net	106,390	112,865
Equity investments, net	42,757	42,731
Other intangible assets, net	11,865	13,580
Other assets	24,077	29,604
Total assets	$1,447,447	1,410,897

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$30,057	29,464
Accrued salaries and employee benefits	42,776	84,348
Current portion of obligations under capital leases	2,317	2,078
Other current liabilities	158,414	161,122
Total current liabilities	233,564	277,012
Deferred income tax liabilities	77,509	89,478
Obligations under capital leases excluding current portion	2,261	3,555
Other long-term liabilities	25,239	24,398
Total liabilities	338,573	394,443
Minority interest in consolidated subsidiary	3,964	3,682
Shareholders' Equity:
Common stock	19,813	19,797
Additional paid-in capital	55,954	50,666
Treasury stock	(12,841)	(12,841)
Accumulated other comprehensive income	10,391	5,685
Retained earnings	1,031,593	949,465
Total shareholders' equity	1,104,910	1,012,772
Total liabilities and shareholders' equity	$1,447,447	1,410,897

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TSYS Announces Second Quarter 2006 Earnings

TSYS
Cash Flow
(Unaudited)
(In thousands)
	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$107,799	96,766
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	264	112
Equity in income of equity investments	(1,871)	(4,340)
Loss on currency translation adjustments, net	87	827
Depreciation and amortization	86,148	68,962
Share-based compensation	4,445	560
Impairment of developed software	-	3,137
Charges for (recoveries of) bad debt expense and billing
adjustments	224	2,688
Charges for transaction processing provisions	7,501	4,595
Deferred income tax (benefit) expense	(17,041)	4,622
Loss on disposal of equipment, net	105	1,725
(Increase) decrease in:
Accounts receivable	(4,442)	(35,538)
Prepaid expenses and other assets	3,830	1,142
Increase (decrease) in:
Accounts payable	451	(47,132)
Accrued salaries and employee benefits	(41,590)	(15,124)
Other liabilities	(17,338)	(45,249)
Net cash provided by operating activities	128,572	37,753

Cash flows from investing activities:
Purchase of property and equipment, net	(14,306)	(20,383)
Additions to licensed computer software from vendors	(4,437)	(10,647)
Additions to internally developed computer software	(8,999)	(10,388)
Cash acquired in acquisition	-	38,799
Cash used in acquisitions	-	(95,782)
Dividends received from equity investments	2,371	1,659
Contract acquisition costs	(22,339)	(10,981)
Net cash used in investing activities	(47,710)	(107,723)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	-	48,142
Principal payments on long-term debt borrowings and
capital lease obligations	(1,060)	(48,923)
Proceeds from exercise of stock options	-	427
Dividends paid on common stock	(23,683)	(15,757)
Net cash used in financing activities	(24,743)	(16,111)
Effect of foreign currency translation on cash and cash equivalents	1,795	(2,000)
Net increase in cash and cash equivalents	57,914	(88,081)
Cash and cash equivalents at beginning of year	237,569	231,806
Cash and cash equivalents at end of period	$295,483	143,725

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TSYS Announces Second Quarter 2006 Earnings

Geographic Area Data:
The following geographic area data represents revenues for the three months ended June 30 based on where the client is domiciled:
	Three Months Ended June 30,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$360.3	83.9%	$350.1	85.3%	2.9%
Europe*	36.2	8.4	31.4	7.6	15.3
Canada	24.0	5.6	22.4	5.5	7.0
Japan	4.5	1.1	3.9	1.0	14.9
Mexico	2.9	0.7	1.7	0.4	70.9
Other*	1.3	0.3	0.7	0.2	94.2
	$429.2	100.0%	$410.2	100.0%	4.6%

The following geographic area data represents revenues for the six months ended June 30 based on where the client is domiciled:
	Six Months Ended June 30,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$710.5	84.4%	$640.1	84.2%	11.0%
Europe*	68.6	8.2	64.4	8.5	6.4
Canada	46.1	5.5	43.5	5.7	6.1
Japan	8.4	1.0	7.6	1.0	9.6
Mexico	5.4	0.6	3.4	0.4	59.6
Other*	2.5	0.3	1.2	0.2	116.7
	$841.5	100.0%	$760.2	100.0%	10.7%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended June 30:

	Three Months Ended June 30,
	Domestic-based support services		International-based support services		Merchant processing services

(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$289.9	275.7	-	-	70.4	74.2
Europe*	0.3	0.4	35.9	31.2	-	-
Canada	23.9	22.3	-	-	0.1	0.1
Japan	-	-	4.5	3.9	-	-
Mexico	2.9	1.7	-	-	-	-
Other*	1.1	0.5	-	-	0.2	0.2
	$318.1	300.6	40.4	35.1	70.7	74.5

The following table reconciles segment revenues to revenues by reporting segment for the six months ended June 30:

	Six Months Ended June 30,
	Domestic-based support services		International-based support services		Merchant processing services

(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$569.7	541.3	-	-	140.4	98.5
Europe*	0.7	0.6	68.3	64.1	-	-
Canada	45.9	43.3	-	-	0.3	0.2
Japan	-	-	8.3	7.6	-	-
Mexico	5.4	3.4	-	-	-	-
Other*	2.2	1.0	-	-	0.3	0.2
	$623.9	589.6	76.6	71.7	141.0	98.9

Geographic area revenue by operating segment has been restated in 2005 to reflect the changes in operating segment.

*Certain items have been reclassified for the prior periods to conform with the presentation adopted in the second quarter of 2006.

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TSYS Announces Second Quarter 2006 Earnings

Supplemental Information:
	Accounts on File at June 30,
(in millions)	2006	%	2005	%	% Change
Consumer	241.2	65.8%	230.0	59.2%	4.9%
Retail	36.8	10.1	83.0	21.3	(55.6)
Commercial	31.4	8.6	28.8	7.4	9.0
Government services/EBT	19.6	5.3	17.1	4.4	14.4
Stored Value	29.3	8.0	22.4	5.8	30.6
Debit	8.2	2.2	7.3	1.9	12.7
	366.5	100.0%	388.6	100.0%	(5.7)%

Certain accounts previously classified as Retail have been reclassified as Stored Value to conform with the presentation adopted in the second quarter of 2006.

(in millions)	June 30, 2006		June 30, 2005		% Change
QTD Average Accounts on File	415.8		380.7		9.2%
YTD Average Accounts on File	427.5		371.8		15.0

	Accounts on File at June 30,
(in millions)	2006	%	2005	%	% Change
Domestic	308.5	84.2%	335.5	86.3%	(8.0)%
International	58.0	15.8	53.1	13.7	9.2
	366.5	100.0%	388.6	100.0%	(5.7)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	June 2005 to June 2006	June 2004 to June 2005
Beginning balance	388.6	287.0
Change in accounts on file due to:
Internal growth of existing clients	36.5	38.4
New clients	40.0	69.3
Purges/Sales	(12.3)	(5.0)
Deconversions	(86.3)	(1.1)
Ending balance	366.5	388.6

Number of Employees (FTEs):	2006	2005
At June 30,	6,549	6,475
Quarterly average for period ended June 30,	6,545	6,432
YTD average for period ended June 30,	6,596	6,111

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